SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934


Date of Report (date of earliest event reported):       16-Dec-02

Asset Backed Securities Corporation Mortgage-Backed Pass-Through Certificates Series 2002-HE1
(Exact name of registrant as specified in its charter)


          Delaware                      333-44300          13-3354848
(State or Other Jurisdiction           (Commission      (I.R.S. Employer
of Incorporation)                        File Number)     Identification No.)


11 Madison Avenue, Park Avenue Plaza
New York, New York                                                   10010
(Address of Principal Executive Offices)                        (Zip Code)



Registrant's telephone number, including area code:      (212) 325-1811
Item 5. Other Events

           On December 15, 2002 a scheduled distribution was made from the Trust to holders of the Certificates. The Trustee has caused to be filed
           with the Commission, the Monthly Report dated     16-Dec-02
           The Monthly Report is filed pursuant to and in accordance with
           (1) numerous no-action letters (2) current Commission policy in the area.





           A.   Monthly Report Information
                See Exhibit No.1


           B.   Have and deficiencies occurred?  NO.
                         Date:
                         Amount:

           C.   Item 1: Legal Proceedings:  NONE

           D.   Item 2: Changes in Securities:   NONE

           E.   Item 4: Submission of Matters to a Vote of
                Certificateholders:  NONE

           F. Item 5: Other Information - Form 10-Q, PartII - Items 1,2,4,5 if applicable: NOT APPLICABLE


Item 7. Monthly Statements and Exhibits
           Exhibit No.

   1.)         Monthly Distribution Report Dated            16-Dec-02


Asset Backed Securities Corporation Mortgage-Backed Pass-Through Certificates Series 2002-HE1

STATEMENT TO CERTIFICATEHOLDERS

Distribution Date:        December 16, 2002

DISTRIBUTION SUMMARY


              Orig
Class    Face Value         Beg            Prin         Rate           Int
A-1     235258000.00    124074387.46   15928054.98     1.80125%      192448.85
A-2     543742000.00    489471511.95    7725225.85     1.76125%      742348.13
A-IO    233000000.00    233000000.00          0.00     5.05000%      980541.67
M-1      66500000.00     66500000.00          0.00     2.48125%      142086.02
M-2      54625000.00     54625000.00          0.00     3.03125%      142584.53
B        49875000.00     49875000.00          0.00     4.03125%      173133.79
P             100.00          100.00          0.00                   520926.44
X               0.00     14250001.74          0.00     4.28533%     2852589.62
R               0.00            0.00           0.00    0.00000%           0.00
BIO      31500000.00     31500000.00           0.00    6.00000%      157500.00
Total    50000000.00    784545899.41    23653280.83                 5746659.05



         Loss       Int Shortfall        End
Class
A-1      N/A             0.00       108146332.48
A-2      N/A             0.00       481746286.10
A-IO     N/A             0.00       233000000.00
M-1     0.00             0.00        66500000.00
M-2     0.00             0.00        54625000.00
B       0.00             0.00        49875000.00
P       0.00                              100.00
X       0.00             0.00        14250001.74
R       0.00                                0.00
BIO     0.00             0.00        31500000.00

AMOUNTS PER $1,000 UNIT

                                                             Int
Class       Cusip            Prin            Int       Shortfall        End
A-1       04541GCD2      67.70462633     0.81803318   0.00000000   459.69247582
A-2       04541GCE0      14.20752094     1.36525803   0.00000000   885.98321649
A-IO      04541GCF7      0.00000000      4.20833335   0.00000000   1000.00000000
M-1       04541GCG5      0.00000000      2.13663188   0.00000000   1000.00000000
M-2       04541GCH3      0.00000000      2.61024311   0.00000000   1000.00000000
B         04541GCJ9      0.00000000      3.47135419   0.00000000   1000.00000000
P         04541GCL4      0.00000000     5209264.4000  0.00000000   1000.00000000
X         04541GCK6      0.00000000      0.00000000   0.00000000    0.00000000
R         04541GCM2      0.00000000      0.00000000   0.00000000    0.00000000
BIO       04541GCN0      0.00000000      5.00000000   0.00000000   1000.00000000

Prin Dist
Beg Bal                                               798,796,001.15
     Sched Prin                                           556,742.30
     Prep                                              22,766,983.30
     Curt                                                  23,778.01
     Net Liq Proceeds                                     204,089.42
     Loan Purchase Prices                                       0.00
     Tot Prin Remit                                    23,551,593.03
     Pre-Funding Amt Distributed                                0.00
     Tot Prin Distrib                                  23,551,593.03
     Net Realized Losses                                  101,687.80

End Bal                                               775,142,720.58
En Overcoll Amt                                        14,250,001.74

Numr of Liq Loans                                               2.00

Int Distrib:
Sched Int -Curr Per- Net of Serv Fee                    5,657,082.53
Capitalized Int Acct W/D                                        0.00
Less Relief Act Int Shortfall                                   0.00
                                                        5,657,082.53


Serv Fee                                                  332,832.00

Advances                                                  731,756.21

Agg P&I  Advances                                       8,952,260.04

Mortg Loans Outstanding                  Count                 5733
                                         Balance      775,142,720.58



Bal of Subequent loans                                          0.00

Remaining Amt in Pre Funding Acct Distrib as Prin               0.00

WAM                                                              340
WAC                                                          8.99841%
Net WAC                                                      8.49841%



Delinq Info  Fairbanks                      Long Beach
               Count          Balance          Count       Balance
30-59           150        22,897,423.44        44      2,976,288.99
60-89           16         2,419,454.08         20      1,208,864.96
90+             15         1,598,272.85         23      1,740,623.41
Total
*Note: The above statistics do not include loans in foreclosure or bankruptcy proceedings or REO properties.

Foreclosure
               Count          Balance
Fairbanks       295        44,661,317.27
Long Beach       19        1,603,307.09

Bankruptcies
               Count          Balance
Fairbanks       47           5,856,941
Long Beach      34           2,314,051

REOs
               Count          Balance
Fairbanks        17          2,202,507
Long Beach       7            451,673

Int Shortfalls
                                                         Relief Act
               Total           Losses          PPIS     Int Shortfall
A-1            0.00            0.00            0.00         0.00
A-2            0.00            0.00            0.00         0.00
A-IO           0.00            0.00            0.00         0.00
M-1            0.00            0.00            0.00         0.00
M-2            0.00            0.00            0.00         0.00
B              0.00            0.00            0.00         0.00
X              0.00            0.00            0.00         0.00
BIO            0.00            0.00            0.00         0.00

Amt of Prep Prems                                        520,926.44

Real Losses incurred during the related Prep Per         101,687.80

Bankruptcy Losses                                              0.00

Cum Net Real Losses since Startup Day                    205,436.42

Agg Amt of Prep Int Shortfalls                                 0.00

Agg Amt of Relief Act Int Shortfalls                           0.00

Req Overcoll Amt                                      14,250,002.00

Credit Enhancement %                                     23.898825%

Overcoll Inc Amt                                               0.00

Overcoll Reduction Amt                                         0.00

Pmt from Yield Maint Agreement                                 0.00

Amt on Deposit in Pre-Funding acct                             0.00

Net Monthly Excess Cash Flow                           2,852,589.62

Extra Ordinary Trust Fund Expenses                             0.00

Trigger Event Occurrence                                         NO

           SIGNATURES
        Pursuant to the requirements of the Securities
Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Asset Backed Securities Corporation Mortgage-Backed Pass-Through Certificates Series 2002-HE1


                        By: /s/ Sheryl Christopherson
                        Name: Sheryl Christopherson
                        Title:  Vice President
                        US Bank, NA